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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 6, 1997


                               1ST UNITED BANCORP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   FLORIDA                          0-20254                      65-0178023
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STATE OR OTHER                   (COMMISSION FILE            (IRS EMPLOYER
JURISDICTION OF                   NUMBER)                     IDENTIFICATION
INCORPORATION)                                                NUMBER)

               980 N. FEDERAL HIGHWAY, BOCA RATON, FLORIDA        33432
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                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (407) 392-4000

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ITEM 5     OTHER EVENTS

         1st United Bancorp ("Bancorp") has executed an agreement (the "Agreement") to acquire Island National Bank and Trust Company ("Island").

         The Agreement calls for Bancorp to pay to Island up to a maximum of $17.75 million in Bancorp Common Stock. The purchase price may decrease depending on the value of Island's adjusted closing equity as defined in the Agreement. The number of Bancorp Common Shares issued will also depend on the average of the daily closing stock price of Bancorp Common Stock for the 20 days prior to closing as determined in the Agreement. If the computed average is below $9.75 per share, then the stock will be valued at $9.75 per share, correspondingly, if the stock price is above $13.00 per share, then the stock will be valued at $13.00 per share. The acquisition is anticipated to be accounted for as a "pooling of interest" under generally accepted accounting principles.

         As of December 31, 1996, Island had total assets of $130 million, total deposits of $118 million and shareholders' equity of $10.9 million. Island currently serves the Town of Palm Beach with two locations and northern Palm Beach County from its banking center in Palm Beach Gardens.

         The anticipated completion of the acquisition is in the second quarter of 1997. The Agreement is subject to regulatory and Island shareholder approval and satisfaction of other contingencies.



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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable
                  (b)      Not applicable
                  (c)      Exhibits:
                           Acquisition Agreement between 1st United Bancorp, 1st United Bank and Island National Bank and Trust Company dated January 6, 1997.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   1ST UNITED BANCORP


DATE:  JANUARY 6, 1997             BY:(S) WARREN S. ORLANDO
                                      ---------------------
                                          WARREN S. ORLANDO
                                          PRESIDENT & CEO

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION                        PAGE NO.
--------------                      -----------                        --------
    2.1                    Acquisition Agreement between
                           1st United Bancorp, 1st United
                           Bank and Island National Bank
                           and Trust Company dated
                           January 6, 1997.

     (1) The following Exhibits and Schedules to the Agreement are not being filed with the attached copy of the Agreement.

                                    SCHEDULES
                                    ---------
                           4.1(I)   Articles and Bylaws - Bancorp
                           4.1(ii)  Articles and Bylaws - 1st United


                                    EXHIBITS
                                    --------
                           A - Form of Bank Merger Agreement
                           B - Form of Non-Competition Agreement
                           C - Newton Non-Competition Agreement
                           D - Form Voting Agreement and Irrevocable Proxy E - Affiliates Letter
                           F - Island's Form Opinion Letter
                           G - Bancorp - Form Opinion Letter


         The company hereby agrees to furnish supplementally a copy of any of the foregoing Exhibits or Schedules to the Securities & Exchange Commission upon request.